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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                            -------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -------------------------




         Date of Report (Date of Earliest Event Reported): June 15, 1998



                      WINDSOR REAL ESTATE INVESTMENT TRUST 8
       (Exact Name of Registrant as Specified in Its Declaration of Trust)



             CALIFORNIA                             0-21470                           33-610944499
    (State or Other Jurisdiction                  (Commission                         (IRS Employer
  of Incorporation or organization)              File Number)                    Identification Number)



6430 SO. QUEBEC STREET, ENGLEWOOD, COLORADO                            80111
 (Address of Principal Executive Offices)                           (Zip Code)



                                 (303) 741-3707
              (Registrant's Telephone Number, Including Area Code)

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
ITEM 2.  ACQUISITION OF ASSETS

         Windsor Real Estate Investment Trust 8, a California business trust (the "Trust") is an externally advised real estate investment trust. The information contained herein supplements the information contained in the Form 10-KSB of the Trust filed by the Trust on March 30, 1998, relating to the Trust's acquisition on March 31, 1998 of a 627 site manufactured home community in Montgomery, Alabama (the "Acquired Property") for a purchase price of $5.7 million.

         In acquiring the Acquired Property, the Trust purchased all of the seller's right title and interest in the manufactured home community including the real property, all improvements thereon owned by the seller along with all licenses, permits, fixtures, furnishings and equipment relating to the Acquired Property.

         Neither the Trust nor any of its shareholders, trustees or officers, nor their respective affiliates owned any interest in the seller or the Acquired Property prior to the acquisition. The purchase price of the Acquired Property was determined through arms-length negotiations, was paid in cash, and there was no assumed indebtedness. The funds for the acquisition were provided through a loan of $5.7 million (the "Loan") from Chateau Communities, Inc., a publicly- held real estate investment trust ("Chateau"). The Loan was made pursuant to an Investment Agreement dated March 30, 1998 by and between the Trust and Chateau which provided among other things for: (i) the immediate investment by Chateau in the Trust of $5.7 million in cash, and (ii) the future issuance to Chateau by the Trust of a combination of common shares of the Trust (the "Common Shares") and promissory notes, having an aggregate value of $5.7 million. Pursuant to the Investment Agreement, on May 11, 1998, the Trust issued to Chateau (i) 19,139 Common Shares having an aggregate value of $478,475 and (ii) two promissory notes having an aggregate principal amount of $5,221,525. Chateau also owns all of the outstanding shares of capital stock of The Windsor Corporation, the advisor to the Trust.

         In determining the price paid for the Acquired Property, the Trust considered the historical and expected cash flow from the Acquired Property, the nature of the occupancy trends and terms of the leases in place, current operating costs and taxes, the physical condition of the Acquired Property, the potential to increase its cash flow and other factors. The Trust also considered the capitalization rates of recently sold manufactured home communities in the same geographic area as the Acquired Property. No independent appraisals were performed in connection with the acquisition.

         The Trust, after reasonable inquiry, is not aware of any material factors, other than those identified in the preceding paragraph, that would cause the financial information reported herein not to be necessarily indicative of future operating results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         A.      Financial Statements Relating to Acquired Property

         The Audited Historical Summary of Revenues and Direct Expenses of Woodland Hills Park, required pursuant to Rule 3-14 of Regulation S-X for the Fiscal Year ended December 31, 1997 is set forth in pages F-2 through F-4 hereof.

         B.      Pro Forma Financial Information

         The combined unaudited pro forma condensed Statement of Income of the Trust is set forth in pages F-5 through F-7 hereof.

         C.      Exhibits:

                 None




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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 1998            WINDSOR REAL ESTATE INVESTMENT TRUST 8
                                a California business trust
                                        (Registrant)


                                By:      /s/Gary McDaniel
                                         -------------------------------------
                                         Gary McDaniel
                                         Trustee





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
                           FINANCIAL STATEMENT INDEX



Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-2

Audited Historical Summary of Revenues and
Direct Operating Expenses of Woodland Hills Park  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-3

Combined unaudited Pro Forma Statement of Income of the Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-5


                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
Windsor Real Estate Investment Trust 8:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the "Historical Summary") of Woodland Hills Park (the "Property") for the year ended December 31, 1997. The Historical Summary is the responsibility of current management of the Property. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses (described in Note
1) of Woodland Hills Park for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




COOPERS & LYBRAND L.L.P.


Denver, Colorado
June 15, 1998

                               WOODLAND HILLS PARK

                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                     -------

Rental income                                                 $ 872,875
                                                              ---------
Direct operating expenses:
   On-site operating                                            144,092
   Real estate taxes                                             28,937
   Utilities                                                    167,666
   Repairs and maintenance                                       90,068
   Other                                                          6,359
                                                              ---------
          Total direct operating expenses                       437,122
                                                              ---------
            Revenues in excess of direct operating expenses   $ 435,753
                                                              =========


     The accompanying notes are an integral part of the Historical Summary.

                               WOODLAND HILLS PARK

                   NOTES TO HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES

                                     -------


1.   PROPERTY AND BASIS OF ACCOUNTING:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in a Form 8-K of the Windsor Real Estate Investment Trust 8 and relates to the operations of Woodland Hills Park (the "Property").

     The Property is located in Montgomery, Alabama with 627 manufactured home community sites.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

     The preparation of financial statements requires management to make estimates and assumptions. Actual results could differ from estimates.


2.   RELATED PARTIES:

     Maintenance services were provided to the Property by a related party. For the year ended December 31, 1997, the Property recorded $17,742 in maintenance expenses related to these services.

                         REAL ESTATE INVESTMENT TRUST 8
                         PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997


The following unaudited pro forma statement of income has been presented as if the acquisition of Woodland Hills Park had been completed as of January 1, 1997. The unaudited pro forma statement of income should be read in conjunction with the Trust's audited financial statements which are included in the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission"). The unaudited pro forma statement of income is not necessarily indicative of what actual results of operations of the Trust would have been nor does it represent the results of operations of the Trust for future periods.

                         REAL ESTATE INVESTMENT TRUST 8
                          PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)

                                                         REIT 8          WOODLAND HILLS    ADJUSTMENTS      PRO FORMA
                                                    ---------------     --------------   ------------    --------------
                                                       (Note 1)           (Note 2)         (Note 3)

REVENUES

Rent and utilities                                        $ 956,100         $ 872,875             $ -       $ 1,828,975
Equity in earnings (loss) of joint ventures                                                                           -
  and limited partnerships                                  (30,600)                                            (30,600)
Interest                                                      5,000                                               5,000
Other                                                        11,700                                              11,700
                                                                                                                      -
                                                    ---------------     --------------   ------------    --------------
                                                            942,200           872,875               -         1,815,075
                                                    ---------------     --------------   ------------    --------------

COSTS AND EXPENSES

Property operating                                          456,800           437,122          39,500           933,422
Interest                                                    227,700                 -         468,000           695,700
Depreciation                                                163,100                 -         181,000           344,100
Advisory fee                                                 54,500                            57,000           111,500
General & administrative
     Related parties                                         29,800                            43,600            73,400
     Other                                                   32,700                                              32,700

                                                    ---------------     --------------   ------------    --------------
                                                            964,600           437,122         789,100         2,190,822
                                                    ---------------     --------------   ------------    --------------

NET INCOME (LOSS)                                         $ (22,400)        $ 435,753      $ (789,100)       $ (375,747)
                                                    ===============     ==============   ============    ==============

Preferred dividends paid                                   (147,100)                                           (147,100)

Net loss attributable to common shares                   $ (169,500)                                         $ (522,847)
                                                    ===============     ==============   ============    ==============

Basic and dilutive loss per common share                                                                     $    (4.78)
                                                    ===============     ==============   ============    ==============

Weighted average shares outstanding                          90,169                            19,139           109,308
                                                    ===============     ==============   ============    ==============

                         REAL ESTATE INVESTMENT TRUST 8
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS



1.      HISTORICAL FINANCIAL STATEMENTS:

        The historical financial statements, which are included in its Annual Report on form 10-KSB as filed with the Commission, include the accounts of the Trust for the year ended December 31, 1997.

2.      ACQUISITIONS-WOODLAND HILLS

        This reflects the historical revenues and direct operating expenses for the Woodland Hills community for the year ended December 31, 1997.

3.      PRO FORMA ADJUSTMENTS:

        The pro forma adjustments are as follows:

        PROPERTY OPERATING

        This reflects costs charged to the community by Chateau Communities, Inc. for overhead reimbursement.

        INTEREST

        Adjustment for interest expense is calculated on the $5.2 million notes that are payable to Chateau Communities, Inc. at an average rate of Prime plus one percent (9%).

        DEPRECIATION

        Adjustment for depreciation expense is based on the allocation of the purchase price to Buildings and Improvements which is amortized over the estimated useful life of twenty years.

        ADVISORY FEE

        This includes an adjustment for an advisory fee to the Trust's Advisor pursuant to the REIT 8 advisory contract.

        GENERAL AND ADMINISTRATIVE

        Adjustment for management fees which is calculated as 5% of revenues pursuant to the management contract with Chateau Communities, Inc.



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